UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 30, 2006


                           PRESSURE BIOSCIENCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)


           0-21615                                      04-2652826
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   (Commission File Number)                 (I.R.S. Employer Identification No.)


321 Manley Street, West Bridgewater, MA                    02379
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(Address of Principal Executive Offices)                (Zip Code)


                                 (508) 580-1818
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

The Company Orders 25 Bench Top Barocycler Units.
-------------------------------------------------

On April 3, 2006, the Company placed an order for 25 Barocycler NEP 3229 units from Source Scientific, LLC, the manufacturer of the Company's PCT equipment and disposable products line. The purchase price for the 25 Barocycler NEP 3229 units is based upon a cost plus arrangement. The units will be manufactured and shipped in accordance with an agreed upon timeline.

The disclosure contained under this section in this Item 1.01 represents a summary description of the purchase order with Source Scientific LLC and is qualified in its entirety by reference to the full text of the purchase order, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference in its entirety.

Richard T. Schumacher.
---------------------

On March 30, 2006, the Board of Directors of Pressure BioSciences, Inc. authorized an increase in the annual salary for Richard T. Schumacher, President and Chief Executive Officer of the Company, from $250,000 per year to $275,000 per year. The Board of Directors also approved a bonus of $150,000 for Mr. Schumacher for his services during 2005 and granted him options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $3.86 per share. The options were issued pursuant to the Company's 2005 Equity Incentive Plan, and are subject to a three year vesting schedule commencing one year from the date of grant. The options expire ten years after grant.

Edward H. Myles.
---------------

See Item 5.02 below.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            -------------------------------------------------------------------
            Appointment of Principal Officers.
            ---------------------------------

(c)      Appointment of Principal Financial Officer

         Effective April 3, 2006, Edward H. Myles was elected to serve as Vice President of Finance and Chief Financial Officer of the Company.

         Mr. Myles will be paid a annual salary of $170,000 and will be eligible for a bonus of up to 10% of his salary based upon the achievement of specific accomplishments to be determined by the Board of Directors. Mr. Myles was also granted incentive stock options to purchase 55,000 shares of the Company's common stock at an exercise price of $3.86. The options were issued pursuant to the Company's 2005 Equity Incentive Plan and are subject to a three year vesting schedule commencing one year from the date of grant. The options expire ten years after grant. Further, the Company will reimburse Mr. Myles for actual costs incurred to relocate from North Carolina to Massachusetts. If Mr. Myles is terminated without cause, he will be entitled to receive severance in an amount equal to one year base salary.

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

         Mr. Myles has more than 12 years of finance and accounting experience, most recently as Controller for EMD Pharmaceuticals, a wholly-owned affiliate of Merck KGaA. Prior to EMD, Mr. Myles held various financial positions at SG Cowen Securities Corporation, Boston Biomedica, and PricewaterhouseCoopers. Mr. Myles became a CPA in 1996, and earned a B.S.B.A. in accounting and finance from the University of Hartford and an MBA from Washington University in St. Louis.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(d)      Exhibits

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Exhibit
 Number            Exhibit Description
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   10.1            Purchase Order with Source Scientific LLC dated April 3, 2006

   99.1            Press Release dated April 3, 2006

   99.2            Press Release dated April 5, 2006


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 5, 2006                   PRESSURE BIOSCIENCES, INC.


                                       By: /s/ RICHARD T. SCHUMACHER
                                           -------------------------------------
                                           Richard T. Schumacher,
                                           President and Chief Executive Officer


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

                                  EXHIBIT INDEX

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Exhibit
 Number            Exhibit Description
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   10.1            Purchase Order with Source Scientific LLC dated April 3, 2006

   99.1            Press Release dated April 3, 2006

   99.2            Press Release dated April 5, 2006



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